Exhibit 99.1

AMEDISYS REPORTS FIRST QUARTER 2017 FINANCIAL RESULTS

ANNOUNCES CLOSURE OF ACQUISITION OF HOME HEALTH AND HOSPICE CARE CENTERS FROM TENET HEALTHCARE

BATON ROUGE, Louisiana (May 2, 2017) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three month period ended March 31, 2017.

Three Month Periods Ended March 31, 2017 and 2016

•	Net income attributable to Amedisys, Inc. of $15.1 million compared to $6.2 million in 2016.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.44 per diluted share compared to $0.19 in 2016.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $32.0 million compared to $23.9 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. of $16.0 million compared to $10.9 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.47 compared to $0.33 in 2016.

*	See pages 8 and 9 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Tenet Healthcare Acquisition

On May 1, 2017, Amedisys closed on its previously announced acquisition of Tenet Healthcare’s (NYSE: THC) home health and hospice operations in Arizona, Illinois, Massachusetts and Texas, for a purchase price of $20.5 million.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am pleased with our first quarter results as we continued to make progress in all four key areas of our strategy. While we did see softer volumes than anticipated in home health, continued strong performance from our hospice segment as well as disciplined cost control helped to deliver significant increases in revenue, EBITDA, earnings per share and cash flow from operations compared to the first quarter of 2016. Our primary focus as a company for the remainder of 2017 will be on organic admissions growth in home health, and we have developed detailed market-by-market plans to reach our organic growth goals in the second half of this year. In addition, our M&A pipeline is strong and we have a flexible balance sheet that will allow us to capitalize on attractive opportunities. We remain focused on continuing to deliver value to our patients, referral sources, and, ultimately, our shareholders.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, May 3, 2017, at 11:00 a.m. ET to discuss its first quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through June 3, 2017 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13660189.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) Adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (3) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 2,200 hospitals and 61,900 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 16,000 employees, in 421 care centers in 34 states, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 385,000 patients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, financial presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, our ability to integrate our personal care segment into our business efficiently, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc. David Castille Managing Director, Treasury/Finance (225) 299-3391 david.castille@amedisys.com	Amedisys, Inc. Kendra Kimmons Managing Director, Marketing & Communications (225) 299-3720 kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three Month Period Ended March 31,
	2017	2016
Net service revenue	$370,458	$348,817
Cost of service, excluding depreciation and amortization	215,785	201,837
General and administrative expenses:
Salaries and benefits	74,459	76,717
Non-cash compensation	3,874	4,070
Other	40,417	46,717
Provision for doubtful accounts	6,341	3,940
Depreciation and amortization	4,417	4,473

Operating expenses	345,293	337,754

Operating income	25,165	11,063
Other expense:
Interest income	19	22
Interest expense	(1,068)	(1,112)
Equity in loss from equity method investments	(106)	(5)
Miscellaneous, net	1,112	735

Total other expense, net	(43)	(360)
Income before income taxes	25,122	10,703
Income tax expense	(9,923)	(4,388)

Net income	15,199	6,315
Net income attributable to noncontrolling interests	(69)	(102)

Net income attributable to Amedisys, Inc.	$15,130	$6,213

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.45	$0.19

Weighted average shares outstanding	33,443	32,920

Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.44	$0.19

Weighted average shares outstanding	34,073	33,508

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

(Amounts in thousands, except share data)

	March 31, 2017	December 31, 2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$48,334	$30,197
Patient accounts receivable, net of allowance for doubtful accounts of $19,249 and $17,716	172,707	166,056
Prepaid expenses	10,097	7,397
Other current assets	11,964	11,260

Total current assets	243,102	214,910

Property and equipment, net of accumulated depreciation of $142,185 and $138,650	36,676	36,999
Goodwill	292,793	288,957
Intangible assets, net of accumulated amortization of $28,557 and $27,864	46,220	46,755
Deferred income taxes	98,943	107,940
Other assets, net	38,894	38,468

Total assets	$756,628	$734,029

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$29,444	$30,358
Payroll and employee benefits	81,909	82,480
Accrued expenses	65,663	63,290
Current portion of long-term obligations	6,888	5,220

Total current liabilities	183,904	181,348
Long-term obligations, less current portion	85,472	87,809
Other long-term obligations	4,306	3,730

Total liabilities	273,682	272,887

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 35,364,752 and 35,253,577 shares issued; and 33,693,027 and 33,597,215 shares outstanding	35	35
Additional paid-in capital	544,428	537,472
Treasury stock at cost, 1,671,725 and 1,656,362 shares of common stock	(47,531)	(46,774)
Accumulated other comprehensive income	15	15
Retained earnings	(14,967)	(30,545)

Total Amedisys, Inc. stockholders’ equity	481,980	460,203
Noncontrolling interests	966	939

Total equity	482,946	461,142

Total liabilities and equity	$756,628	$734,029

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING, NET

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three Month Period Ended March 31,
	2017	2016
Cash Flows from Operating Activities:
Net income	$15,199	$6,315
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,417	4,473
Provision for doubtful accounts	6,341	3,940
Non-cash compensation	3,874	4,070
401(k) employer match	2,227	1,737
(Gain) loss on disposal of property and equipment	(16)	360
Deferred income taxes	9,445	4,038
Equity in loss from equity method investments	106	5
Amortization of deferred debt issuance costs	185	185
Return on equity investment	150	362
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(12,493)	(27,689)
Other current assets	(3,403)	7,845
Other assets	(990)	(2,775)
Accounts payable	93	9,098
Accrued expenses	1,386	801
Other long-term obligations	576	(521)

Net cash provided by operating activities	27,097	12,244

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	565	230
Purchase of investment	(256)	—
Purchases of property and equipment	(4,385)	(6,702)
Acquisitions of businesses, net of cash acquired	(4,099)	(27,682)

Net cash used in investing activities	(8,175)	(34,154)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options and warrants	653	—
Proceeds from issuance of stock to employee stock purchase plan	612	638
Shares withheld upon stock vesting	(758)	—
Tax benefit from stock options exercised and restricted stock vesting	—	159
Non-controlling interest distribution	(42)	—
Proceeds from revolving line of credit	—	40,500
Repayments of revolving line of credit	—	(25,500)
Principal payments of long-term obligations	(1,250)	(1,250)
Purchase of company stock	—	(12,315)

Net cash (used in) provided by financing activities	(785)	2,232

Net increase (decrease) in cash and cash equivalents	18,137	(19,678)
Cash and cash equivalents at beginning of period	30,197	27,502

Cash and cash equivalents at end of period	$48,334	$7,824

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$706	$648

Cash paid for income taxes, net of refunds received	$284	$(7)

Days revenue outstanding, net (1)	40.5	38.9

(1)    Our calculation of days revenue outstanding, net at March 31, 2017 and 2016 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month period ended March 31, 2017 and 2016, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three Month Period Ended March 31,
	2017	2016
Financial Information (in millions):
Medicare	$198.7	$206.8
Non-Medicare	72.6	65.9

Net service revenue	271.3	272.7
Cost of service	163.0	160.8

Gross margin	108.3	111.9
Other operating expenses	72.6	75.7

Operating income	$35.7	$36.2

Key Statistical Data:

Medicare:
Same Store (1):
Revenue	(3%)	4%
Admissions	(1%)	4%
Recertifications	(3%)	4%
Total (2):
Admissions	49,628	50,418
Recertifications	25,043	26,023
Completed episodes	71,864	72,032
Visits	1,263,098	1,311,371
Average revenue per completed episode (3)	$2,782	$2,812
Visits per completed episode (4)	16.9	17.4

Non-Medicare:
Same Store (1):
Revenue	11%	22%
Admissions:
Episodic	35%	11%
Non-Episodic	(1%)	10%
Recertifications	5%	23%
Total (2):
Admissions	27,333	25,567
Recertifications	10,224	9,826
Visits	555,548	527,969

Total (2):
Visiting Clinician Cost per Visit	$81.08	$79.14
Clinical Manager Cost per Visit	$8.53	$8.31

Total Cost per Visit	$89.61	$87.45

Visits	1,818,646	1,839,340

(1)	Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(2)	Total includes acquisitions.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three Month Period Ended March 31,
	2017	2016
Financial Information (in millions):
Medicare	$80.7	$68.7
Non-Medicare	4.9	4.3

Net service revenue	85.6	73.0
Cost of service	42.4	38.8

Gross margin	43.2	34.2
Other operating expenses	20.8	17.9

Operating income	$22.4	$16.3

Key Statistical Data:
Same Store (1):
Medicare revenue	17%	22%
Non-Medicare revenue	15%	16%
Hospice admissions	20%	19%
Average daily census	16%	22%
Total (2):
Hospice admissions	6,505	5,430
Average daily census	6,365	5,507
Revenue per day, net	$149.41	$145.65
Cost of service per day	$74.08	$77.36
Average discharge length of stay	92	96

(1)	Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.
(2)	Total includes acquisitions.

Segment Information - Personal Care

	For the Three Month Period Ended March 31,
	2017	2016
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	13.6	3.1

Net service revenue	13.6	3.1
Cost of service	10.4	2.2

Gross margin	3.2	0.9
Other operating expenses	3.4	0.4

Operating (loss) income	$(0.2)	$0.5

Key Statistical Data:
Billable hours	588,216	137,883
Clients served	8,822	5,017

Segment Information - Corporate

	For the Three Month Period Ended March 31,
	2017	2016
Financial Information (in millions):
Other operating expenses	$29.5	$39.0
Depreciation and amortization	3.2	2.9

Total operating expenses	$32.7	$41.9

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three Month Period Ended March 31,
	2017	2016
Net income attributable to Amedisys, Inc.	$15,130	$6,213
Add:
Income tax expense	9,923	4,388
Interest expense, net	1,049	1,090
Depreciation and amortization	4,417	4,473
Certain items (1)	1,466	7,766

Adjusted EBITDA (2) (5)	$31,985	$23,930

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three Month Period Ended March 31,
	2017	2016
Net income attributable to Amedisys, Inc.	$15,130	$6,213
Add:
Certain items (1)	887	4,698

Adjusted net income attributable to Amedisys, Inc. (3) (5)	$16,017	$10,911

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three Month Period Ended March 31,
	2017	2016
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.44	$0.19
Add:
Certain items (1)	0.03	0.14

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (4) (5)	$0.47	$0.33

(1)	The following details the certain items for the three month periods ended March 31, 2017 and 2016:

Certain Items:

	For the Three Month Period Ended March 31, 2017	For the Three Month Period Ended March 31, 2016
	(Income) Expense	(Income) Expense
Certain Items Impacting Operating Expenses:
HCHB implementation	$—	$2,440
Acquisition costs	682	1,704
Legal fees - non-routine	123	1,517
Restructuring activity	—	1,762
Data center relocation	714	448
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(674)	(541)
Miscellaneous, other (income) expense, net	621	436

Total	$1,466	$7,766

Net of tax	$887	$4,698

Diluted EPS	$0.03	$0.14

(2)	Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.
(3)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(5)	Adjusted EBITDA, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.